                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 14, 2000




                           ISIS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



         000-19125                                        33-0336973
    (Commission File No.)                      (IRS Employer Identification No.)

                               2292 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
              (Address of principal executive offices and zip code)

                                 (760) 931-9200
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 14, 2000 Isis Pharmaceuticals, Inc., a Delaware Corporation, ("Isis" or the "Company") and Elan Corporation, plc ("Elan") formed a joint venture to develop an antisense drug, ISIS 14803, to treat patients chronically infected with Hepatitis C virus (HCV). The joint venture, HepaSense Ltd. ("HepaSense"), a Bermuda limited company, is initially owned 80.1% by Isis and 19.9% by Elan International Services Ltd. ("EIS"). Isis and Elan each contributed certain rights to antisense oligonucleotide and ambulatory drug delivery technology to the joint venture. In addition, Isis contributed rights to a proprietary oligonucleotide, which will be the first designated oligonucleotide for development by HepaSense. Isis and Elan will provide development and manufacturing services to HepaSense and will be entitled to royalties on milestone payments and royalties received by HepaSense for products incorporating the first or additionally designated oligonucleotides. HepaSense will subcontract with other parties, which may include Isis and Elan, to perform any research and development it will require.

In conjunction with the joint venture, EIS purchased 12,015 shares of Isis' Series B Convertible Exchangeable Preferred Stock for $12,015,000. The preferred stock bears a 5% dividend payable in preferred stock and is convertible into Isis Common Stock at an agreed premium or is exchangeable for preferred shares of HepaSense owned by Isis which represent 30.1% of the outstanding capital stock of HepaSense.

At any time after June 30, 2002, the preferred stock (including accrued dividends) will be convertible at EIS' option into shares of Isis' common stock at 125% of the 60-trading day average closing price of Isis' common stock. In the event of a liquidation of Isis or certain transactions involving a change of control of Isis, the agreement provides for automatic conversion of the preferred stock on terms similar to those set forth above.

Isis is not obligated to issue shares representing more than 19.99% of it's then outstanding common stock upon conversion of the preferred stock if it would result in a violation of the rules of any securities market or exchange upon which the common stock is traded.

At any time the holders of the preferred stock may exchange their preferred stock with Isis for preferred shares of HepaSense held by Isis that represent 30.1% of the total outstanding capital stock of HepaSense. The exchange right will terminate if any of the preferred stock is converted into Isis' common stock, unless such conversion occurs as a result of a liquidation or certain transactions involving a change of control of Isis.

EIS will purchase $7.5 million of Isis Common Stock in the first quarter of 2000 and potentially an additional $7.5 million of common stock upon completion of a mutually agreed milestone. Both tranches of common stock will be priced at a premium to Isis



                                       2.
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market price. Isis will issue 5 year warrants to EIS upon the purchase of each tranche in an amount equal to 5% of the shares of Isis Common Stock purchased by EIS in the respective tranche. The warrants will be priced at an agreed premium to Isis market price.

Isis contributed $12.015 million to HepaSense as the purchase price for 6,001 shares of HepaSense Common Stock and 3,612 shares of HepaSense Preferred Stock together representing 80.1% of the outstanding capital stock of HepaSense.

Until June 30, 2002, EIS will, at Isis request, purchase convertible debt of Isis in an amount equal to Isis' share of the budgeted funding for HepaSense. The convertible debt will have a term of 6 years, bear interest at the rate of 12% and be convertible into Isis Common Stock at a premium. Isis may repay the convertible debt in cash or Isis stock. Isis will use the proceeds of the sale of the convertible debt to provide additional development funding to HepaSense.

EIS will have certain registration rights with respect to the Isis Common Stock and the Isis Common Stock issuable upon conversion of the Isis Preferred Stock, the warrants and the convertible debt.



                                       3.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   Financial Statements of Businesses Acquired.

        Not applicable.

        (b)   Pro Forma Financial Information.

        Not applicable.

        (c)   Exhibits.

        Exhibit No.   Description
        -----------   -----------
           10.1*      Subscription, Joint Development and Operating Agreement,
                      dated January 14, 2000, by and among Registrant, Elan
                      Corporation, plc ("Elan"), Elan International Services,
                      Ltd. ("EIS"), Elan Pharma International Ltd. ("Elan
                      Pharma") and HepaSense, Ltd. ("HepaSense") (with certain
                      confidential information deleted).

           10.2* Securities Purchase Agreement, dated January 14, 2000, by and between Registrant and EIS.

           10.3 Convertible Promissory Note, dated January 14, 2000, by and between Registrant and EIS.

           10.4 Form of Warrants to Purchase Shares of Common Stock, of contingent date, by and between Registrant and EIS.

           10.5 Registration Rights Agreement, dated January 14, 2000, by and between Registrant and EIS.

           10.6 Registration Rights Agreement, dated January 14, 2000, by and among Registrant, EIS and HepaSense.

           10.7*      License Agreement, dated January 14, 2000, by and between
                      Elan and HepaSense.

           10.8*      License Agreement, dated January 14, 2000, by and between
                      Registrant and HepaSense.


----------

     * Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.



                                       4.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ISIS PHARMACEUTICALS, INC.





Dated:  January 27, 2000                    By:   /s/ B. LYNNE PARSHALL
                                               ---------------------------------
                                                  B. Lynne Parshall
                                                  Executive Vice President



                                       5.
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                                INDEX TO EXHIBITS

           10.1* Subscription, Joint Development and Operating Agreement, dated January 14, 2000, by and among Registrant, Elan
                      Corporation, plc ("Elan"), Elan International Services,
                      Ltd. ("EIS"),Elan Pharma International Limited ("Elan
                      Pharma") and HepaSense, Ltd. ("HepaSense").

           10.2* Securities Purchase Agreement, dated January 14, 2000, by and between Registrant and EIS.

           10.3 Convertible Promissory Note, dated January 14, 2000, by and between Registrant and EIS.

           10.4 Form of Warrant to Purchase Shares of Common Stock, of contingent date, by and between Registrant and EIS.

           10.5 Registration Rights Agreement, dated January 14, 2000, by and between Registrant and EIS.

           10.6 Registration Rights Agreement, dated January 14, 2000, by and among Registrant, EIS and HepaSense.

           10.7*      License Agreement, dated January 14, 2000, by and between
                      Elan and HepaSense.

           10.8*      License Agreement, dated January 14, 2000, by and between
                      Registrant and HepaSense.


--------

    * Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.